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Exhibit 23.1






                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTS

As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K into Barrett Resources Corporation's previously filed Registration Statements on Form S-3, File Nos.333-51985, 333-51461 and 333-85809 and on Form S-8, File Nos. 333-29669,
333-18311, 333-29577, 333-02529 and 333-79849.


                                             ARTHUR ANDERSEN LLP


Denver, Colorado
March 27, 2000